UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________

FORM N-CSR

________

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-23091

Gallery Trust

(Exact name of registrant as specified in charter)

________

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

Michael Beattie

C/O SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-832-4386

Date of fiscal year end: October 31, 2023

Date of reporting period: October 31, 2023

Item 1. Reports to Stockholders.

(a)	A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

Mondrian International Value Equity Fund

Mondrian Emerging Markets Value Equity Fund

Mondrian Global Listed Infrastructure Fund

Mondrian Global Equity Value Fund

(Each, a Series of Gallery Trust)

Annual Report

October 31, 2023

Investment Adviser:

Mondrian Investment Partners Limited

Gallery Trust

TABLE OF CONTENTS

Shareholder Letter	1
Portfolio Performance Review	3
Schedules of Investments	16
Statements of Assets and Liabilities	33
Statements of Operations	35
Statements of Changes in Net Assets	39
Financial Highlights	43
Notes to Financial Statements	47
Report of Independent Registered Public Accounting Firm	69
Disclosure of Fund Expenses	71
Trustees and Officers of the Gallery Trust	74
Notice to Shareholders	82
Fund Information	84

The Funds file their complete schedules of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT is available on the SEC’s website at https://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities will be available (i) without charge, upon request, by calling 1-888-832-4386; and (ii) on the Commission’s website at https://www.sec.gov.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by an effective prospectus.

Gallery Trust

October 31, 2023 (Unaudited)

SHAREHOLDER LETTER

Dear Shareholder,

We are pleased to provide the Gallery Trust’s annual report regarding the Mondrian Funds for the fiscal year ending October 31, 2023.

Following a previous year when markets declined sharply, for the 12 months ending October 31, 2023 global equity markets were strong as US inflation moderated and stocks were supported by better than expected economic and employment data.

Over the course of the full period, 2022 ended on a downbeat note as the Federal Reserve maintained a hawkish outlook and raised rates by half a percentage point. 2023 started strongly as more dovish Fed expectations and optimism about China’s post COVID reopening drove markets higher. Second quarter markets were also positive based on promising economic and inflation data. Markets were weaker in the third quarter and into October over oil price concerns, the potential impact on inflation, and the outbreak of conflict in Israel and Gaza which has compounded investor fears.

We would also like to note that Mondrian’s defensive, cash-flow oriented investment process has been successful for the annual period with all three of the Gallery Trust mutual funds materially outperforming their benchmarks for the year. The commentaries on the following pages will provide greater detail.

We would also like to remind our shareholders that Mondrian maintains many long-standing competitive advantages as an asset manager:

A Successful, Well-Managed Company

Mondrian was initially founded in 1990 and has experienced more than 30 years of stable, consistent leadership.

Independent and Employee-Owned

We are employee owned by a dedicated, focused, and well-resourced team. This supports our firm’s long-term stability and continuity.

A Time-Tested Investment Philosophy and Process

All Mondrian strategies and mutual funds utilize an income-oriented value discipline that has been consistently and successfully applied since our company’s founding.

A Value Approach

All Mondrian Funds focus on long-term, real returns for shareholders. By consistently applying our philosophy and process we have historically produced defensive characteristics and low volatility of returns.

Gallery Trust

October 31, 2023 (Unaudited)

SHAREHOLDER LETTER (continued)

For more information about the Mondrian Funds, please continue reading this report or visit https://www.mondrian.com/mutualfunds/. We would also be happy to speak with you at 888-832-4386.

Thank you,

Mondrian Investment Partners

Gallery Trust

Mondrian International Value

Equity Fund

October 31, 2023 (Unaudited)

PORTFOLIO PERFORMANCE REVIEW

Mondrian International Value Equity Fund

(all returns in U.S. dollars)

Twelve months ended October 31, 2023

International equity markets rebounded strongly over the last twelve months. Equity markets were supported by slowing inflation and better than expected economic and employment data. The recession debate now looks to be pushed out to next year. European markets led returns as gas prices fell following the post-war highs, and the region averted a worst case scenario of power rationing in the winter due to robust gas storage levels. The financials sector led returns, driven by rising interest rates across the globe. The real estate sector lagged on concerns over high leverage and elevated capital values at risk of decline in the sector amid a higher interest rate environment.

In a strong twelve months for equity markets, portfolio returns exceeded the MSCI EAFE Index.

Country allocation to Switzerland and Italy added to relative returns

The overweight position in the strong Italian equity market and the underweight position in the relatively weak Swiss equity market added to relative returns.

Italy’s outperformance was driven by the large banks, autos and Enel.

Stock selection in Europe added to relative returns

Strong stock selection in the Netherlands was driven by Philips, the health care technology company which continued its operational and share price recovery supported by strong results and some positive developments in its ongoing DreamStation litigation. Stock selection in the UK was driven by Associated British Foods, the food processing and retailing company, which was buoyed by its first ever share buyback, strong trading in Primark stores driven by a more resilient consumer and falling input costs supporting the outlook for margins.

This more than offset stock selection in France, where Kering, the luxury goods company was weak due to fears around a slowdown in luxury demand, coupled with the uncertainty around the transition at Gucci.

Relative returns were held back by the underweight position in the financials sector

The positive impact of the underweight position in the relatively weak real estate sector was more than offset by the underweight position in the strong financials sector and the overweight position in the relatively weak communication services

Gallery Trust

Mondrian International Value

Equity Fund

October 31, 2023 (Unaudited)

PORTFOLIO PERFORMANCE REVIEW (continued)

sector.

Stock selection within the health care, consumer staples and industrials sectors added to relative returns.

Currency allocation held back relative returns

The positive impact of the underweight position in the weak Australian dollar was more than offset by the overweight position in the weak Japanese yen and the underweight position in the strong Swiss franc. The Japanese yen was particularly weak as the Bank of Japan’s new governor, Kazuo Ueda, maintained Japan’s ultra-loose monetary policy.

Definition of Comparative Index

The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

Gallery Trust

Mondrian Emerging Markets Value

Equity Fund

October 31, 2023 (Unaudited)

PORTFOLIO PERFORMANCE REVIEW (continued)

Mondrian Emerging Markets Value Equity Fund

(all returns in U.S. dollars)

Twelve months ended October 31, 2023

Market Background

Heading into 2023 there was optimism within financial markets that China would lead any recovery in the Emerging Markets asset class following the reversal of the Chinese government’s zero-covid policies and an associated re-opening of the economy in November 2022. During the first quarter of 2023 this optimism remained, however started to fade during the second and third quarters as weak consumption data suggested China’s economic recovery was stalling. Over the twelve months period, China outperformed, gaining 21.1%. Elsewhere in Asia, Taiwan (+26.2%) has been the other major market to outperform, to a large extent driven by exposure to IT names. Excitement over the potential opportunities for Artificial Intelligence (AI) has fed through to the share prices of companies who are perceived beneficiaries from the integration of AI into society. Market returns across Europe, Middle East, and Africa varied greatly, with Central Eastern European markets leading returns, while Middle Eastern markets were all negative and South Africa (+1.7%) lagged. Latin America also underperformed, up 3.7%, predominantly held back by the relative underperformance of Brazil (+2.1%).

As already referenced, the AI theme has driven IT (+21.8%) to be the best performing sector along with communication services (+21.8%). The energy sector (+17.1%) has also been an outperformer. Utilities (-7.6%) and materials (-1.4%) were the two weakest performing sectors.

The Mondrian Emerging Markets Equity Fund (“the Fund”) outperformed the positive return of the MSCI Emerging Markets Index by approximately 560 basis points over the last twelve months.

Fund Performance Commentary

The Fund outperformed over the period, driven by a combination of positive stock selection and top-down allocation. From a top-down perspective, positioning in Asia benefitted jointly from an overweight allocation to China’s outperformance along with an underweight positioning to India’s underperformance. Fund positioning across EMEA was another positive factor, as underweight exposure to Saudi Arabia, Qatar, UAE, and South Africa was only partially offset but no exposure to the outperformance of Central Eastern Europe.

The Fund’s positive contribution from stock selection was focused mainly within

Gallery Trust

Mondrian Emerging Markets Value

Equity Fund

October 31, 2023 (Unaudited)

PORTFOLIO PERFORMANCE REVIEW (continued)

Asia, with positive stock selection in Korea, China, Indonesia, Taiwan, and India. In China, the Fund benefited from holdings in the insurance company Ping An, gold and copper miner Zijin Mining, as well as search provider Baidu. A recovery in the performance of IT name MediaTek led relative returns in Taiwan, with the outperformance of financial Bank Rakyat the key contributor within Indonesia. In Latin America, stock selection had a neutral overall impact on relative performance. However, the position in Brazil’s national oil company Petrobras posted a return over 50%, as the company has continued to distribute significant dividends based on operating cash flows. Elsewhere in the region, the Fund’s holdings in the Peruvian bank Credicorp, and Chilean lithium miner SQM detracted from investment performance.

At the sector level, relative outperformance was primarily derived from positive stock selection across several sectors. The biggest contributions were from selection within communication services, materials, financials, and consumer discretionary. IT was the only sector that made a negative contribution to relative returns, where negative stock selection more than offset the impact of the Fund’s overweight positioning to the sector’s outperformance.

Investment Strategy

A long-term approach underpinned by a clear valuation discipline. Amongst undervalued companies, the portfolio has a focus on strong companies within their sectors and markets, and those that generate sustainable free cash flow with a healthy balance sheet.

Overweight Korea given many attractively valued companies, as well as a significantly undervalued currency. Underweight India given less attractive valuations.

Underweight in EMEA given unattractive risk adjusted valuations. Zero exposure to Central Eastern Europe, and underweight South Africa.

Overweight Brazil in Latin America.

Overweight exposure to IT where attractive valuations should be supported by a combination of strong balance sheets, long term structural growth drivers, and increased penetration of products and services. Overweight financials given many deeply undervalued stock opportunities.

Underweight consumer discretionary given high valuations, and in more cyclical areas such as industrials and real estate where risk adjusted valuations mostly

Gallery Trust

Mondrian Emerging Markets Value

Equity Fund

October 31, 2023 (Unaudited)

PORTFOLIO PERFORMANCE REVIEW (continued)

remain challenged.

Definition of Comparative Index

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

Gallery Trust

Mondrian Global Listed

Infrastructure Fund

October 31, 2023 (Unaudited)

PORTFOLIO PERFORMANCE REVIEW (continued)

Mondrian Global Listed Infrastructure Fund

(all returns in U.S. dollars)

Twelve months ended October 31, 2023

Global equity markets rallied strongly over the year on the back of promising macroeconomic data that continued to show a healthy US economy with inflation continuing to decelerate. The MSCI ACWI Core Infrastructure index rose 10.5%.

The MSCI ACW Core Infrastructure index underperformed this index due to a lack of exposure to growth-oriented sectors like IT and communication services, and a higher exposure to the defensive utilities and telecommunication towers sectors. The fund significantly outperformed this index due to stock selection in the industrials and utilities sectors, and lower exposure to the telecommunication towers sector.

Enel, the Italian electric utility, was the largest contributor to the fund’s return, helped by lower gas prices as a result of a mild winter and high storage levels. They also had a well-received investor day which pointed to an improved outlook for cash flow and deleveraging via non-core asset disposals. Although the invasion of Ukraine in 2022 and subsequent rise in energy prices led to near-term concerns around windfall taxes and delayed bill payments by customers, the conflict has highlighted the importance of investments in renewables, where Enel are well positioned to benefit. Chinese stocks were amongst the best performers in the fund over the twelve month period, benefitting from a move away from a zero-COVID policy and expectations of a reopening and acceleration of China’s economy. Jiangsu Expressway, the Chinese tollroad operator, posted strong returns as passenger vehicle traffic recovered, and management are seeing potential opportunities to extend key concessions in exchange for investment in expansion projects. Guangdong Investment, the Chinese water utility, rebounded from a period of significant share price weakness. Despite recent concerns around its exposure to the troubled Chinese property market, we believe that the stable cash flows of its core water utility business should provide a strong defensive counterbalance. Promotora y Operadora de Infraestructura, the Mexican toll-road company, reported positive operating results as traffic volumes grew above pre-COVID levels. Mexico is expected to be a beneficiary of nearshoring trends as US companies move their supply chains closer to home. There could be a further benefit from the IRA and CHIPS acts, under which free trade partners of the US, including Mexico, can qualify for certain investment tax credits. Veolia, the French water and waste company, saw its shares rise significantly. Despite concerns over a weak economic outlook, the company posted solid earnings growth across the business, supported by resilient volumes and strong pricing. Results are also showing execution on synergy benefits from their acquisition of key competitor Suez.

Interest-rate sensitive utilities sold off during the year as long-term rates moved

Gallery Trust

Mondrian Global Listed

Infrastructure Fund

October 31, 2023 (Unaudited)

PORTFOLIO PERFORMANCE REVIEW (continued)

sharply upwards. Eversource, the US utility, was particularly weak amidst concerns around the planned sale of its 50% share in an offshore wind project. The company have taken an impairment on the project and the market is concerned that if they cannot secure a good sale price on the investment, a larger-than-expected equity raise will be needed to shore up the balance sheet. The majority of Eversource’s earnings are generated by its fully regulated transmission and distribution operations, positioning the company well to benefit from the significant grid investment required for the energy transition. Cellnex, the Spanish telecommunication tower company, was one of the weakest performers. As with other tower operators, Cellnex has relatively high levels of leverage and the market has been worried that near-dated debt will have to be refinanced at higher rates. However, Cellnex’s management team are confident that this risk can be mitigated through a combination of non-core asset sales and organic free cash flow. ENAV, the Italian air traffic control group, underperformed the index amidst broader anxiety around the Italian market. During the year the Italian government increased their budget deficit targets and cut growth projections, driving an increase in the spread of Italian bond yields over German bund yields, indicating higher perceived sovereign risk. Throughout the summer of 2023 Europe experienced significant levels of flight delays due to shortages of air traffic control staff across the continent. Although negative for passenger volumes in the short term, the EU regulatory framework allows the cost of hiring additional air traffic controllers to be passed on to passengers in the form of higher tariffs, and ENAV will benefit from the overall increase in passenger capacity in the European network. Norfolk Southern, the US railroad operator, saw its shares come under pressure following a derailment in Ohio. The immediate financial impact has been estimated at less than 2% of their market capitalization but the incident has raised broader questions around the risks of deteriorating safety metrics at the US railroads. The share price of TC Energy, the Canadian oil and gas pipeline company, declined after they announced that their Coastal GasLink Project would cost materially more to complete than initially estimated. The company recently confirmed that the project has been completed on time and in line with the revised cost estimates, which we believe should return investor focus to the core business: stable, irreplaceable long-haul gas transmission infrastructure connected to the lowest cost, high reserve supply basins.

We believe the Fund is positioned to take advantage of the particularly attractive risk-adjusted returns we find in infrastructure stocks in Europe and emerging markets and the electric utility sector.

Definition of Comparative Index

The MSCI ACWI Core Infrastructure Index (Net) is designed to represent performance of the full opportunity set of large- and mid-cap stocks across 23 developed and 26 emerging markets.

Gallery Trust

Mondrian Global Equity

Value Fund

October 31, 2023 (Unaudited)

PORTFOLIO PERFORMANCE REVIEW (continued)

Mondrian Global Equity Value Fund

(all returns in U.S. dollars)

Twelve months ended October 31, 2023

Global markets were strong in the 12 months ending October 2023 as US inflation moderated and the pace of Federal Reserve interest rate hikes first slowed and then paused. Markets were also buoyed in the early part of 2023 by excitement over the potential of artificial intelligence. The Fund gained 16.7%, outperforming the MSCI AC World Index which gained 10.5%. Stock selection drove the majority of relative returns while overweight exposure to the resurgent Japanese market also helped The Fund outperform. Outperformance came despite the strength of growth sectors relative to defensive sectors in the period.

Equity markets ended 2022 downbeat after the Federal Reserve raised interest rates by half a percentage point and reiterated a hawkish outlook, stating the fight to control inflation was far from over.

2023 got off to a much stronger start as softer macroeconomic indicators, which were viewed as increasing the likelihood of dovish Federal Reserve policy, combined with optimism about China’s reopening to drive markets higher. In March, global markets were volatile as the collapse of several regional banks in the United States triggered a global dip in banking shares. However, these developments also had the countervailing effect of shifting interest rate expectations lower as investors anticipated central banks cutting rates to ease the pressure on the global economy.

The second quarter of 2023 was also strong as promising macroeconomic data showed a healthy US economy while inflation continued to decelerate. The Federal Reserve left rates unchanged in June in a sign of confidence that prices were coming under control. As with the first quarter, the rally was quite narrow with the majority of gains coming from a handful of large technology companies.

Markets were weaker in the third quarter of 2023 and into October as concerns grew that rising oil prices could push inflation higher, following a decision by Saudi Arabia to make additional voluntary cuts to production. The outbreak of conflict in Israel and Gaza compounded investor fears.

Country allocation was a tailwind for performance

Overweight exposure to the Japanese and Italian markets boosted returns in the period. These positive effects were only slightly offset by overweight exposure to the relatively weaker South Korean market.

Gallery Trust

Mondrian Global Equity

Value Fund

October 31, 2023 (Unaudited)

PORTFOLIO PERFORMANCE REVIEW (concluded)

Sector allocation was a headwind to performance

The Fund’s sector allocation held back returns as defensive sectors like consumer staples and health care lagged while growth-oriented sectors like information technology and communication services outperformed strongly. This was only partly offset by underweight exposure to the relatively weaker energy sector.

Stock selection was the main contributor to relative performance in the period

Stock selection was strong in the US and Japan. In the US, Meta Platforms outperformed after announcing layoffs and lowering total expense guidance as part of their “year of efficiency”. Dell was also a strong performer after its earnings beat expectations on the back of stronger than expected commercial PC sales. In Japan, Toyota Industries was a standout performer after the company said it would reassess its cross-shareholdings, a move which could unlock value from the balance sheet.

Currency allocation was a small positive contributor

The Fund’s overweight exposure to the Japanese yen held back returns, as did having no exposure to the strong Swiss franc. However, these effects were more than offset by overweight exposure to UK sterling and Euro.

Definition of Comparative Index

The MSCI ACWI Index (Net) is designed to represent performance of the full opportunity set of large- and mid-cap stocks across 23 developed and 26 emerging markets.

Gallery Trust

Mondrian International Value

Equity Fund

October 31, 2023

(Unaudited)

Growth of a $1,000,000 Investment

	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2023*
	1 Year	3 Years	5 Years	10 Years
Mondrian International Value Equity Fund	18.82%	8.68%	2.62%	2.29%
MSCI EAFE Index (Net)	14.40%	5.73%	4.10%	3.05%

*	On March 14, 2016, The International Equity Portfolio, a series of Delaware Pooled Trust (the “International Equity Predecessor Fund”) was reorganized into the Mondrian International Equity Fund. Inception date of the Predecessor Fund was February 4, 1992. Information presented from February 4, 1992 to March 14, 2016 is that of the International Equity Predecessor Fund.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of the comparative index on page 4.

Gallery Trust

Mondrian Emerging Markets Value

Equity Fund

October 31, 2023

(Unaudited)

Growth of a $1,000,000 Investment

	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2023*
	1 Year	3 Years	5 Years	10 Years
Mondrian Emerging Markets Value Equity Fund	17.01%	-1.63%	2.25%	-0.03%
MSCI Emerging Markets Index (Net)	10.80%	-3.67%	1.59%	1.19%

*	On September 24, 2018, the Laudus Mondrian Emerging Markets Fund (the “Emerging Markets Predecessor Fund”) was reorganized into the Mondrian Emerging Markets Equity Fund. Inception date of the Emerging Markets Predecessor Fund was November 2, 2007. Information presented from November 2, 2007 to September 24, 2018 is that of the Emerging Markets Predecessor Fund.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of the comparative index on page 7.

Gallery Trust

Mondrian Global Listed

Infrastructure Fund

October 31, 2023

(Unaudited)

Growth of a $1,000,000 Investment

	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2023*
	1 Year	3 Years	Cumulative Inception to Date*
Mondrian Global Listed Infrastructure Fund	3.26%	4.78%	4.68%
MSCI ACWI Core Infrastructure Index (Net)	-4.70%	2.53%	3.48%

*	The fund commenced operations on December 17, 2018.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of the comparative index on page 9.

Gallery Trust

Mondrian Global Equity

Value Fund

October 31, 2023

(Unaudited)

Growth of a $1,000,000 Investment

	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2023*
	1 Year	3 Years	Cumulative Inception to Date*
Mondrian Global Equity Value Fund	16.71%	7.57%	7.48%
MSCI ACWI Index (Net)	10.50%	6.68%	7.70%

*	The fund commenced operations on June 30, 2020.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of the comparative index on page 11.

Gallery Trust

Mondrian International Value

Equity Fund

October 31, 2023

Schedule of Investments

Sector Weightings (unaudited)†:

† Percentages based on total investments.

COMMON STOCK — 98.8%
	Number of Shares	Value (U.S. $)
AUSTRALIA — 1.5%
Aurizon Holdings Ltd	5,111,997	$11,134,488
Total Australia		11,134,488

FRANCE — 8.7%
Bouygues SA	461,082	16,220,417
Cie de Saint-Gobain SA	179,478	9,769,734
Kering SA	48,030	19,533,887
Sanofi SA	206,773	18,776,280
Total France		64,300,318

GERMANY — 8.8%
Allianz SE	92,637	21,699,532
Continental AG	165,859	10,828,769
Deutsche Post	100,199	3,912,120
Evonik Industries AG	930,592	17,127,436
HeidelbergMaterials AG	155,984	11,323,401
Total Germany		64,891,258

HONG KONG — 5.4%
CK Hutchison Holdings Ltd	3,457,500	17,502,855

The accompanying notes are an integral part of the financial statements.

Gallery Trust

Mondrian International Value

Equity Fund

October 31, 2023

COMMON STOCK — continued
	Number of Shares	Value (U.S. $)
HONG KONG (continued)
Jardine Matheson Holdings Ltd	272,215	$11,027,101
WH Group Ltd	18,999,139	11,346,916
Total Hong Kong		39,876,872

ITALY — 7.3%
Enel SpA	3,822,420	24,263,123
Eni SpA	653,850	10,688,922
Snam SpA	4,139,724	18,982,892
Total Italy		53,934,937

JAPAN — 28.0%
FUJIFILM Holdings Corp	304,300	16,644,542
Fujitsu Ltd	175,600	22,748,550
Hitachi Ltd	199,300	12,632,955
Honda Motor Co Ltd	1,383,800	14,182,252
Kao Corp	155,900	5,687,841
Kyocera Corp	214,800	10,587,795
MINEBEA MITSUMI	556,000	8,717,692
Mitsubishi Electric Corp	652,400	7,480,752
Nippon Telegraph & Telephone Corp	9,239,400	10,872,701
Secom Co Ltd	192,100	13,342,276
Sekisui Chemical Co Ltd	669,100	9,164,579
Sony Corp Group	266,200	22,131,572
Sumitomo Metal Mining	345,700	9,711,390
Takeda Pharmaceutical Co Ltd	620,100	16,832,458
Tokio Marine Holdings Inc	345,956	7,739,809
Toyota Industries Corp	236,300	17,513,308
Total Japan		205,990,472

NETHERLANDS — 2.9%
Koninklijke Philips NV	1,132,434	21,541,706
Total Netherlands		21,541,706

SINGAPORE — 4.0%
Singapore Telecommunications Ltd	4,838,902	8,408,539
United Overseas Bank Ltd	1,046,340	20,638,743
Total Singapore		29,047,282

The accompanying notes are an integral part of the financial statements.

Gallery Trust

Mondrian International Value

Equity Fund

October 31, 2023

COMMON STOCK — continued
	Number of Shares	Value (U.S. $)
SPAIN — 3.3%
Banco Santander SA	6,532,994	$24,027,937
Total Spain		24,027,937

SWEDEN — 0.8%
Telia Co AB	2,682,301	5,686,337
Total Sweden		5,686,337

SWITZERLAND — 3.2%
Novartis AG	207,206	19,398,536
Sandoz Group *	147,699	3,840,038
Total Switzerland		23,238,574

TAIWAN — 1.4%
Taiwan Semiconductor Manufacturing Co Ltd	632,000	10,322,152
Total Taiwan		10,322,152

UNITED KINGDOM — 23.5%
Associated British Foods PLC	629,978	15,540,348
BP PLC	2,919,971	17,829,412
GSK PLC	1,218,286	21,718,124
Imperial Brands PLC	1,052,464	22,421,909
Kingfisher PLC	4,698,055	11,996,577
Lloyds Banking Group PLC	44,246,930	21,535,005
Shell PLC	540,505	17,418,787
SSE PLC	766,728	15,237,632
Tesco PLC	4,386,251	14,393,764
WPP PLC	1,702,066	14,656,894
Total United Kingdom		172,748,452

Total Common Stock
(Cost $765,126,458)		726,740,785
Total Value of Securities — 98.8%
(Cost $765,126,458)		$726,740,785

Percentages are based on Net Assets of $735,938,514.

The accompanying notes are an integral part of the financial statements.

Gallery Trust

Mondrian International Value

Equity Fund

October 31, 2023

*	Non-income producing security.

Ltd — Limited
PLC — Public Limited Company

As of October 31, 2023, all of the Fund's investments were considered Level 2, in accordance the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Gallery Trust

Mondrian Emerging Markets Value

Equity Fund

October 31, 2023

Schedule of Investments

Sector Weightings (unaudited)†:

† Percentages based on total investments.

COMMON STOCK — 92.7%
	Number of Shares	Value (U.S. $)
BRAZIL — 7.8%
Hypera SA *	28,900	$173,913
Itau Unibanco Holding SA Sponsored ADR *	21,822	115,875
Petroleo Brasileiro ADR	31,842	477,630
Suzano SA	31,000	317,517
Vale Sponsored ADR Class B	28,353	388,719
Total Brazil		1,473,654

CANADA — 1.8%
Barrick Gold Corp US	21,622	345,520
Total Canada		345,520

CHILE — 0.9%
Sociedad Quimica y Minera de Chile Sponsored ADR	3,611	174,772
Total Chile		174,772

CHINA — 28.8%
Alibaba Group Holding Ltd *	98,484	1,013,900
Autohome Inc Sponsored ADR	12,269	328,196
Baidu Inc Sponsored ADR *	2,254	236,670
China Medical System Holdings Ltd	140,000	223,874

The accompanying notes are an integral part of the financial statements.

Gallery Trust

Mondrian Emerging Markets Value

Equity Fund

October 31, 2023

COMMON STOCK — continued
	Number of Shares	Value (U.S. $)
CHINA (continued)
China Merchants Bank Class A	63,300	$266,313
China Yangtze Power Class A	71,900	221,805
CSPC Pharmaceutical Group Ltd	585,520	511,434
Gree Electric Appliances Inc Class A	73,496	340,880
Jiangsu Yanghe Brewery Joint-Stock Co Ltd Class A	14,012	233,647
LONGi Green Energy Technology Class A *	75,300	248,541
Midea Group Co Ltd Class A	53,003	383,426
Ping An Insurance Group Co of China Ltd Class H	77,500	393,117
Tencent Holdings Ltd	11,600	429,301
Tingyi Cayman Islands Holding Corp Class H	178,000	236,262
Wuliangye Yibin Class A	12,500	266,455
Xinyi Solar Holdings Ltd	262,000	154,189
Total China		5,488,010

HONG KONG — 1.7%
WH Group Ltd	535,228	319,656
Total Hong Kong		319,656

INDIA — 11.7%
Axis Bank Inc	42,657	503,345
HCL Technologies Ltd	13,529	207,514
HDFC Bank	40,328	715,600
Infosys Ltd Sponsored ADR	13,765	226,021
Power Grid Corp of India Ltd	153,334	372,409
Reliance Industries Ltd	7,528	207,003
Total India		2,231,892

INDONESIA — 3.4%
Bank Rakyat Indonesia Persero Tbk PT	1,392,839	435,518
Telkom Indonesia Persero	976,100	213,977
Total Indonesia		649,495

MEXICO — 1.9%
Grupo Aeroportuario Pacifico Class B	8,826	103,044

The accompanying notes are an integral part of the financial statements.

Gallery Trust

Mondrian Emerging Markets Value

Equity Fund

October 31, 2023

COMMON STOCK — continued
	Number of Shares	Value (U.S. $)
MEXICO (continued)
Grupo Financiero Banorte SAB de CV Sponsored Class O	32,301	$261,665
Total Mexico		364,709

PERU — 2.4%
Credicorp Ltd	3,670	458,603
Total Peru		458,603

PORTUGAL — 1.2%
Jeronimo Martins SGPS	9,393	216,555
Total Portugal		216,555

SAUDI ARABIA — 2.9%
Saudi National Bank	36,697	328,368
Saudi Telecom	22,260	228,034
Total Saudi Arabia		556,402

SOUTH KOREA — 8.8%
KT Corp	4,662	112,784
KT Corp ADR	11,837	142,991
LG Chem Ltd	468	153,383
Samsung Electronics Co Ltd	7,268	361,764
Samsung Fire & Marine Insurance Co Ltd	1,443	275,934
Shinhan Financial Group Co Ltd	13,524	347,624
SK Hynix Inc	3,208	278,590
Total South Korea		1,673,070

TAIWAN — 13.8%
CTBC Financial Holding Co Ltd	327,000	246,265
Hon Hai Precision Industry Co Ltd	161,000	480,539
MediaTek Inc	13,000	339,292
Taiwan Semiconductor Manufacturing Co Ltd	95,000	1,551,589
Total Taiwan		2,617,685

UNITED ARAB EMIRATES — 1.6%
Adnoc Gas *	207,080	181,071

The accompanying notes are an integral part of the financial statements.

Gallery Trust

Mondrian Emerging Markets Value

Equity Fund

October 31, 2023

COMMON STOCK — continued
	Number of Shares	Value (U.S. $)
UNITED ARAB EMIRATES (continued)
First Abu Dhabi Bank PJSC	37,668	$130,054
Total United Arab Emirates		311,125

UNITED KINGDOM — 4.0%
Mondi PLC	18,912	305,912
Unilever PLC	9,773	462,305
Total United Kingdom		768,217

Total Common Stock
(Cost $18,736,741)		17,649,365
PREFERRED STOCK — 6.5%

BRAZIL — 1.1%
Itausa SA**	118,371	203,086

SOUTH KOREA — 5.4%
LG Chem Ltd**	905	189,015
Samsung Electronics Co Ltd**	21,129	843,569
		1,032,584
Total Preferred Stock
(Cost $1,293,539)		1,235,670
Total Value of Securities — 99.2%
(Cost $20,030,280)		$18,885,035

Percentages are based on Net Assets of $19,036,554.

*	Non-income producing security.
**	There is currently no rate available.

ADR — American Depositary Receipt
Ltd — Limited
PLC — Public Limited Company

The accompanying notes are an integral part of the financial statements.

Gallery Trust

Mondrian Emerging Markets Value

Equity Fund

October 31, 2023

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$2,894,997	$14,754,368	$—	$17,649,365
Preferred Stock	—	1,235,670	—	1,235,670
Total Investments in Securities	$2,894,997	$15,990,038	$—	$18,885,035

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Gallery Trust

Mondrian Global Listed

Infrastructure Fund

October 31, 2023

Schedule of Investments

Sector Weightings (unaudited)†:

† Percentages based on total investments.

COMMON STOCK — 99.9%
	Number of Shares	Value (U.S. $)
AUSTRALIA — 4.3%
Aurizon Holdings Ltd	30,734	$66,942
Total Australia		66,942

CANADA — 8.5%
Enbridge Inc	2,074	66,464
TC Energy	1,914	65,918
Total Canada		132,382

CHILE — 3.5%
Enel Americas SA *	526,148	54,085
Total Chile		54,085

CHINA — 7.6%
Guangdong Investment Ltd	84,000	57,320
Jiangsu Expressway Co Ltd Class H	68,000	61,822
Total China		119,142

FRANCE — 11.0%
Eiffage SA	735	66,701
Rubis SCA	2,621	57,066
Veolia Environnement SA	1,783	48,855
Total France		172,622

The accompanying notes are an integral part of the financial statements.

Gallery Trust

Mondrian Global Listed

Infrastructure Fund

October 31, 2023

COMMON STOCK — continued
	Number of Shares	Value (U.S. $)
ITALY — 11.9%
Enav SpA	20,221	$67,396
Enel SpA	11,002	69,836
Snam SpA	10,742	49,258
Total Italy		186,490

MALAYSIA — 3.7%
Westports Holdings	82,400	58,092
Total Malaysia		58,092

MEXICO — 5.4%
Grupo Aeroportuario del Centro Norte Class B	3,496	26,800
Promotora y Operadora de Infraestructura SAB de CV	6,928	57,091
Total Mexico		83,891

PORTUGAL — 4.0%
EDP - Energias de Portugal SA	14,678	61,684
Total Portugal		61,684

SPAIN — 12.7%
Cellnex Telecom *	2,355	69,228
Iberdrola SA	5,852	65,086
Redeia Corp SA	4,152	64,750
Total Spain		199,064

UNITED KINGDOM — 3.8%
SSE PLC	2,977	59,164
Total United Kingdom		59,164

UNITED STATES — 23.5%
American Tower REIT	386	68,781
CSX Corp	2,097	62,596
Edison International	984	62,051
Eversource Energy	979	52,661
HCA Healthcare Inc	260	58,796

The accompanying notes are an integral part of the financial statements.

Gallery Trust

Mondrian Global Listed

Infrastructure Fund

October 31, 2023

COMMON STOCK — continued
	Number of Shares	Value (U.S. $)
UNITED STATES (continued)
Norfolk Southern	327	$62,388
Total United States		367,273

Total Common Stock
(Cost $1,787,393)		1,560,831
Total Value of Securities — 99.9%
(Cost $1,787,393)		$1,560,831

Percentages are based on Net Assets of $1,562,806.

*	Non-income producing security.

Ltd — Limited
PLC — Public Limited Company
REIT — Real Estate Investment Trust

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$367,273	$1,193,558	$—	$1,560,831
Total Investments in Securities	$367,273	$1,193,558	$—	$1,560,831

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Gallery Trust

Mondrian Global Equity

Value Fund

October 31, 2023

Schedule of Investments

Sector Weightings (unaudited)†:

† Percentages based on total investments.

COMMON STOCK — 97.5%
	Number of Shares	Value (U.S. $)
AUSTRALIA — 1.5%
Aurizon Holdings Ltd	982,587	$2,140,182
Total Australia		2,140,182

BRAZIL — 1.0%
Hypera SA *	236,800	1,425,004
Total Brazil		1,425,004

CANADA — 1.8%
TC Energy	76,886	2,647,972
Total Canada		2,647,972

CHINA — 3.7%
Alibaba Group Holding Ltd *	213,600	2,199,029
Autohome Inc ADR	33,483	895,670
Midea Group Co Ltd Class A	189,155	1,368,355
Ping An Insurance Group Co of China Ltd Class H	199,000	1,009,423
Total China		5,472,477

The accompanying notes are an integral part of the financial statements.

Gallery Trust

Mondrian Global Equity

Value Fund

October 31, 2023

COMMON STOCK — continued
	Number of Shares	Value (U.S. $)
FRANCE — 1.9%
Sanofi SA	31,349	$2,846,685
Total France		2,846,685

GERMANY — 1.5%
Continental AG	22,734	1,484,280
Deutsche Post	16,958	662,100
Total Germany		2,146,380

HONG KONG — 1.1%
WH Group Ltd	2,653,957	1,585,031
Total Hong Kong		1,585,031

INDIA — 1.4%
HDFC Bank	117,213	2,079,883
Total India		2,079,883

ITALY — 4.3%
Enel SpA	600,936	3,814,490
Snam SpA	547,008	2,508,330
Total Italy		6,322,820

JAPAN — 15.4%
Fujitsu Ltd	30,400	3,938,246
Hitachi Ltd	54,900	3,479,926
SCSK Corp	129,600	2,212,307
Sekisui Chemical Co Ltd	93,300	1,277,918
Sony Corp Group	50,800	4,223,456
Sumitomo Metal Mining	28,700	806,239
Sundrug Co Ltd	142,400	3,872,142
Toyota Industries Corp	38,900	2,883,063
Total Japan		22,693,297

NETHERLANDS — 2.4%
Koninklijke Philips NV	182,764	3,476,625
Total Netherlands		3,476,625

The accompanying notes are an integral part of the financial statements.

Gallery Trust

Mondrian Global Equity

Value Fund

October 31, 2023

COMMON STOCK — continued
	Number of Shares	Value (U.S. $)
PERU — 0.7%
Credicorp Ltd	8,696	$1,086,652
Total Peru		1,086,652

SOUTH KOREA — 1.3%
LG Chem Ltd	1,832	600,424
Samsung Electronics Co Ltd	25,789	1,283,644
Total South Korea		1,884,068

TAIWAN — 1.4%
Taiwan Semiconductor Manufacturing Co Ltd	122,000	1,992,567
Total Taiwan		1,992,567

UNITED KINGDOM — 7.5%
Associated British Foods PLC	109,924	2,711,614
GSK PLC	114,680	2,044,376
Imperial Brands PLC	159,427	3,396,466
Lloyds Banking Group PLC	5,947,534	2,894,668
Total United Kingdom		11,047,124

UNITED STATES — 50.6%
AbbVie Inc	30,612	4,321,802
Amazon.com *	31,196	4,151,876
American Tower REIT	19,486	3,472,210
Berkshire Hathaway Class B *	10,623	3,625,949
CDW Corp	16,600	3,326,640
Centene Corp *	48,631	3,354,566
Colgate-Palmolive	48,381	3,634,381
Dollar Tree Inc *	32,793	3,642,974
DuPont de Nemours	46,536	3,391,544
Exxon Mobil Corp	22,956	2,429,893
HCA Healthcare Inc	14,292	3,231,993
Kenvue Inc	63,639	1,183,688
L3Harris Technologies Inc	19,087	3,424,399
Laboratory Corp of America Holdings	18,349	3,664,845
Meta Platforms Inc Class A *	12,622	3,802,630
Micron Technology Inc	32,370	2,164,582
Microsoft Corp	13,798	4,665,242
S&P Global Inc	5,737	2,003,991
Stericycle Inc *	66,238	2,731,655

The accompanying notes are an integral part of the financial statements.

Gallery Trust

Mondrian Global Equity

Value Fund

October 31, 2023

COMMON STOCK — continued
	Number of Shares	Value (U.S. $)
UNITED STATES (continued)
UnitedHealth Group	2,650	$1,419,234
Visa Inc Class A	10,950	2,574,345
Walmart Inc	26,196	4,280,688
Wells Fargo & Co	102,838	4,089,867
Total United States		74,588,994

Total Common Stock
(Cost $140,642,623)		143,435,761
PREFERRED STOCK — 2.1%

SOUTH KOREA — 2.1%
Samsung Electronics Co Ltd**	76,652	3,060,310

Total Preferred Stock
(Cost $3,528,703)		3,060,310
Total Value of Securities — 99.6%
(Cost $144,171,326)		$146,496,071

Percentages are based on Net Assets of $147,024,526.

*	Non-income producing security.
**	There is currently no rate available.

ADR — American Depositary Receipt
Ltd — Limited
PLC — Public Limited Company
REIT — Real Estate Investment Trust

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$76,571,316	$66,864,445	$—	$143,435,761
Preferred Stock	—	3,060,310	—	3,060,310
Total Investments in Securities	$76,571,316	$69,924,755	$—	$146,496,071

The accompanying notes are an integral part of the financial statements.

Gallery Trust

Mondrian Global Equity

Value Fund

October 31, 2023

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Gallery Trust

October 31, 2023

Statements of Assets and Liabilities

	Mondrian International Value Equity Fund	Mondrian Emerging Markets Value Equity Fund
Assets:
Investments (Cost $765,126,458 and $20,030,280)	$726,740,785	$18,885,035
Foreign currency (Cost $116,790 and $15,998)	116,790	16,134
Cash	3,665,745	180,372
Dividends receivable	3,050,412	41,834
Reclaims receivable	3,023,255	—
Receivable for investment securities sold	474,293	52,112
Receivable for capital shares sold	440,174	—
Unrealized appreciation on spot foreign currency contracts	3,077	—
Prepaid expenses	24,683	12,228
Total assets	737,539,214	19,187,715
Liabilities:
Payable for investment securities purchased	579,493	48,730
Payable due to Investment Adviser	413,139	201
Payable for capital shares redeemed	373,069	—
Audit fees payable	60,900	25,620
Payable due to Administrator	60,792	1,587
Chief Compliance Officer fees payable	4,975	130
Payable due to Trustees	380	10
Unrealized depreciation on spot foreign currency contracts	—	2
Accrued foreign capital gains tax	—	59,378
Other accrued expenses	107,952	15,503
Total liabilities	1,600,700	151,161
Commitments and Contingencies†
Net assets	$735,938,514	$19,036,554

Net assets consist of:
Paid-in capital	$774,983,730	$128,269,784
Total accumulated loss	(39,045,216)	(109,233,230)
Net assets	$735,938,514	$19,036,554

Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	54,863,102	2,816,244
Net Asset Value, Offering and Redemption Price Per Share	$13.41	$6.76

† See Note 5 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Gallery Trust

October 31, 2023

Statements of Assets and Liabilities

	Mondrian Global Listed Infrastructure Fund	Mondrian Global Equity Value Fund
Assets:
Investments (Cost $1,787,393 and $144,171,326)	$1,560,831	$146,496,071
Foreign currency (Cost $1,891 and $79,407)	1,860	79,410
Cash	12,849	–
Receivable from Investment Adviser	10,518	—
Reclaims receivable	6,106	134,305
Receivable for capital shares sold	—	263,000
Dividends receivable	—	285,397
Receivable for investment securities sold	—	1,371,433
Prepaid expenses	3,936	7,880
Total assets	1,596,100	148,637,496
Liabilities:
Audit fees payable	26,900	25,620
Payable due to Administrator	128	12,172
Chief Compliance Officer fees payable	10	989
Payable due to Trustees	1	76
Payable for capital shares redeemed	—	113,579
Payable due to Investment Adviser	—	78,972
Accrued foreign capital gains tax	—	18,306
Payable due to Custodian	—	1,336,480
Other accrued expenses	6,255	26,776
Total liabilities	33,294	1,612,970
Commitments and Contingencies†
Net assets	$1,562,806	$147,024,526

Net assets consist of:
Paid-in capital	$1,701,024	$152,085,955
Total accumulated loss	(138,218)	(5,061,429)
Net assets	$1,562,806	$147,024,526

Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	165,326	12,228,595
Net Asset Value, Offering and Redemption Price Per Share	$9.45	$12.02

† See Note 5 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Gallery Trust

For the Year Ended

October 31, 2023

Statements of Operations

Mondrian International Value Equity Fund
Investment income
Dividends	$29,644,639
Less: foreign taxes withheld	(2,417,363)
Total investment income	27,227,276
Expenses
Investment advisory fees	4,693,364
Accounting and administration fees	698,605
Custodian fees	86,675
Registration fees	68,602
Printing fees	54,611
Dividend disbursing and transfer agent fees and expenses	47,225
Legal fees	45,438
Audit fees	42,800
Trustees' fees and expenses	40,787
Chief Compliance Officer fees	8,698
Other	95,322
Total expenses	5,882,127
Less:
Investment advisory fees waived	(538,914)
Net expenses	5,343,213

Net investment income	21,884,063
Net realized gain/(loss) on:
Investments	(1,831,593)
Foreign currency transactions	(206,820)
Net realized loss	(2,038,413)
Net change in unrealized appreciation/(depreciation) on:
Investments	89,455,129
Foreign currency transactions and translation of other assets and liabilities denominated in foreign currency	415,696
Net change in unrealized appreciation/(depreciation)	89,870,825
Net realized and unrealized gain	87,832,412
Net increase in net assets resulting from operations	$109,716,475

The accompanying notes are an integral part of the financial statements.

Gallery Trust

For the Year Ended

October 31, 2023

Statements of Operations

Mondrian Emerging Markets Value Equity Fund
Investment income
Dividends	$895,600
Less: foreign taxes withheld	(97,861)
Total investment income	797,739
Expenses
Investment advisory fees	156,567
Dividend disbursing and transfer agent fees and expenses	31,858
Audit fees	26,839
Registration fees	24,002
Accounting and administration fees	20,213
Legal fees	6,913
Printing fees	2,243
Chief Compliance Officer fees	1,616
Trustees' fees and expenses	1,255
Other	4,601
Total expenses	276,107
Less:
Investment advisory fees waived	(84,086)
Net expenses	192,021

Net investment income	605,718
Net realized gain/(loss) on:
Investments	(1,338,036)
Foreign currency transactions	(8,433)
Net realized loss	(1,346,469)
Net change in unrealized appreciation/(depreciation) on:
Investments	4,002,567
Accrued foreign capital gains tax on appreciated securities	(10,194)
Foreign currency transactions and translation of other assets and liabilities denominated in foreign currency	386
Net change in unrealized appreciation/(depreciation)	3,992,759
Net realized and unrealized gain	2,646,290
Net increase in net assets resulting from operations	$3,252,008

The accompanying notes are an integral part of the financial statements.

Gallery Trust

For the Year Ended

October 31, 2023

Statements of Operations

Mondrian Global Listed Infrastructure Fund
Investment income
Dividends	$82,242
Less: foreign taxes withheld	(10,762)
Total investment income	71,480
Expenses
Dividend disbursing and transfer agent fees and expenses	30,851
Audit fees	28,120
Registration fees	23,005
Investment advisory fees	14,718
Legal fees	6,004
Custodian fees	2,669
Printing fees	1,706
Accounting and administration fees	1,676
Chief Compliance Officer fees	1,443
Trustees' fees and expenses	101
Other	5,407
Total expenses	115,700
Less:
Investment advisory fees waived	(14,718)
Reimbursement from Investment Adviser	(84,533)
Net expenses	16,449

Net investment income	55,031
Net realized gain/(loss) on:
Investments	39,106
Foreign currency transactions	(271)
Net realized gain	38,835
Net change in unrealized appreciation/(depreciation) on:
Investments	(47,108)
Accrued foreign capital gains tax on appreciated securities	2,114
Foreign currency transactions and translation of other assets and liabilities denominated in foreign currency	173
Net change in unrealized appreciation/(depreciation)	(44,821)
Net realized and unrealized loss	(5,986)
Net increase in net assets resulting from operations	$49,045

The accompanying notes are an integral part of the financial statements.

Gallery Trust

For the Year Ended

October 31, 2023

Statements of Operations

Mondrian Global Equity Value Fund
Investment income
Dividends	$3,453,380
Less: foreign taxes withheld	(227,097)
Total investment income	3,226,283
Expenses
Investment advisory fees	931,707
Accounting and administration fees	138,693
Dividend disbursing and transfer agent fees and expenses	33,803
Audit fees	26,839
Custodian fees	26,456
Registration fees	19,290
Legal fees	13,768
Printing fees	10,325
Trustees' fees and expenses	8,110
Chief Compliance Officer fees	2,888
Other	22,067
Total expenses	1,233,946
Less:
Investment advisory fees waived	(173,233)
Net expenses	1,060,713

Net investment income	2,165,570
Net realized gain/(loss) on:
Investments	(5,064,132)
Foreign currency transactions	(4,710)
Net realized loss	(5,068,842)
Net change in unrealized appreciation/(depreciation) on:
Investments	22,914,538
Accrued foreign capital gains tax on appreciated securities	1,059
Foreign currency transactions and translation of other assets and liabilities denominated in foreign currency	3,749
Net change in unrealized appreciation/(depreciation)	22,919,346
Net realized and unrealized gain	17,850,504
Net increase in net assets resulting from operations	$20,016,074

The accompanying notes are an integral part of the financial statements.

Gallery Trust

Mondrian International Value

Equity Fund

Statements of Changes in Net Assets

	Year ended October 31, 2023	Year ended October 31, 2022
Operations:
Net investment income	$21,884,063	$19,510,421
Net realized gain/(loss)	(2,038,413)	519,106
Net change in unrealized appreciation/(depreciation)	89,870,825	(176,646,739)
Net increase/(decrease) in net assets resulting from operations	109,716,475	(156,617,212)
Distributions	(18,718,600)	(22,825,062)
Capital share transactions: (1)
Issued	149,803,720	189,114,131
Reinvestment of dividends	15,618,601	18,501,009
Redeemed	(120,538,587)	(138,517,949)
Net increase in net assets from capital share transactions	44,883,734	69,097,191
Total increase/(decrease) in net assets	135,881,609	(110,345,083)
Net assets:
Beginning of year	600,056,905	710,401,988
End of year	$735,938,514	$600,056,905

(1)	See Note 8- Share transactions in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Gallery Trust

Mondrian Emerging Markets Value

Equity Fund

Statements of Changes in Net Assets

	Year ended October 31, 2023	Year ended October 31, 2022
Operations:
Net investment income	$605,718	$449,965
Net realized loss	(1,346,469)	(1,077,267)
Net change in unrealized appreciation/(depreciation)	3,992,759	(6,806,488)
Net increase/(decrease) in net assets resulting from operations	3,252,008	(7,433,790)
Distributions	(532,861)	(299,357)
Capital share transactions: (1)
Issued	3,169,803	6,670,832
Reinvestment of dividends	532,193	298,968
Redeemed	(6,126,718)	(5,674,705)
Net increase/(decrease) in net assets from capital share transactions	(2,424,722)	1,295,095
Total increase/(decrease) in net assets	294,425	(6,438,052)
Net assets:
Beginning of year	18,742,129	25,180,181
End of year	$19,036,554	$18,742,129

(1)	See Note 8- Share transactions in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Gallery Trust

Mondrian Global Listed

Infrastructure Fund

Statements of Changes in Net Assets

	Year ended October 31, 2023	Year ended October 31, 2022
Operations:
Net investment income	$55,031	$58,847
Net realized gain	38,835	81,857
Net change in unrealized appreciation/(depreciation)	(44,821)	(334,407)
Net increase/(decrease) in net assets resulting from operations	49,045	(193,703)
Distributions	(136,827)	(118,654)
Capital share transactions: (1)
Reinvestment of dividends	136,827	118,654
Net increase in net assets from capital share transactions	136,827	118,654
Total increase/(decrease) in net assets	49,045	(193,703)
Net assets:
Beginning of year	1,513,761	1,707,464
End of year	$1,562,806	$1,513,761

(1)	See Note 8- Share transactions in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Gallery Trust

Mondrian Global Equity

Value Fund

Statements of Changes in Net Assets

	Year ended October 31, 2023	Year ended October 31, 2022
Operations:
Net investment income	$2,165,570	$1,535,388
Net realized loss	(5,068,842)	(1,442,747)
Net change in unrealized appreciation/(depreciation)	22,919,346	(22,607,637)
Net increase/(decrease) in net assets resulting from operations	20,016,074	(22,514,996)
Distributions	(3,249,942)	(1,455,180)
Capital share transactions: (1)
Issued	38,796,402	92,160,663
Reinvestment of dividends	3,042,564	1,345,410
Redeemed	(33,893,928)	(30,744,183)
Net increase in net assets from capital share transactions	7,945,038	62,761,890
Total increase in net assets	24,711,170	38,791,714
Net assets:
Beginning of year	122,313,356	83,521,642
End of year	$147,024,526	$122,313,356

(1)	See Note 8- Share transactions in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Gallery Trust

Mondrian International Value

Equity Fund

Financial Highlights

Selected per share data & ratios

for a share outstanding throughout the year

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21		Year Ended 10/31/20	Year Ended 10/31/19
Net asset value, beginning of year	$11.62	$15.19	$11.37		$14.69	$14.48
Income/(loss) from operations:(1)
Net investment income	0.41	0.39	0.43		0.28	0.48
Net realized and unrealized gain/(loss)	1.75	(3.48)	3.71		(2.72)	0.56
Total from operations	2.16	(3.09)	4.14		(2.44)	1.04
Dividends and distributions from:
Net investment income	(0.29)	(0.48)	(0.32)		(0.51)	(0.39)
Net realized gains	(0.08)	—	—		(0.37)	(0.44)
Total dividends and distributions	(0.37)	(0.48)	(0.32)		(0.88)	(0.83)
Net asset value, end of year	$13.41	$11.62	$15.19		$11.37	$14.69
Total return*	18.82%	(20.98)%	36.72	%(2)	(17.88)%	7.93%
Ratios and supplemental data
Net assets, end of year ($ Thousands)	$735,939	$600,057	$710,402		$463,697	$607,302
Ratio of expenses to average net assets (including waivers and reimbursements)	0.74%	0.74%	0.73%		0.79%	0.79%
Ratio of expenses to average net assets (excluding waivers and reimbursements)	0.81%	0.83%	0.85%		0.94%	0.89%
Ratio of net investment income to average net assets	3.03%	2.85%	2.97%		2.26%	3.40%
Portfolio turnover rate	19%	23%	19%		24%	23%

*

Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return may have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

(1)	Per share calculations were performed using average shares for the period.
(2)	If not for the one-time Fortis Group litigation payment, the Total return would have been 36.42%.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Gallery Trust

Mondrian Emerging Markets Value

Equity Fund

Financial Highlights

Selected per share data & ratios

for a share outstanding throughout the year

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19
Net asset value, beginning of year	$5.93	$8.43	$7.62	$7.40	$7.07
Income/(loss) from operations:(1)
Net investment income	0.20	0.14	0.14	0.12	0.16
Net realized and unrealized gain/(loss) on investments	0.81	(2.54)	0.95	0.30	0.58
Total from operations	1.01	(2.40)	1.09	0.42	0.74
Dividends and distributions from:
Net investment income	(0.18)	(0.10)	(0.28)	(0.20)	(0.41)
Total dividends and distributions	(0.18)	(0.10)	(0.28)	(0.20)	(0.41)
Net asset value, end of year	$6.76	$5.93	$8.43	$7.62	$7.40
Total return*	17.01%	(28.80)%	14.27%	5.67%	11.12%
Ratios and supplemental data
Net assets, end of year ($ Thousands)	$19,037	$18,742	$25,180	$13,068	$47,496
Ratio of expenses to average net assets (including waivers and reimbursements)	0.92%	0.92%	0.92%	0.92%	0.92%
Ratio of expenses to average net assets (excluding waivers and reimbursements)	1.32%	1.35%	1.39%	1.41%	1.13%
Ratio of net investment income to average net assets	2.90%	1.96%	1.57%	1.67%	2.16%
Portfolio turnover rate	32%	39%	49%	48%	37%

*

Total Return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return may have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

(1)	Per share calculations were performed using average shares for the period.

The accompanying notes are an integral part of the financial statements.

Gallery Trust

Mondrian Global Listed

Infrastructure Fund

Financial Highlights

Selected per share data & ratios

for a share outstanding throughout the year or period

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20	Period Ended October 31, 2019*
Net asset value, beginning of period	$9.94	$12.03	$10.17	$12.14	$10.00
Income/(loss) from operations:(1)
Net investment income	0.34	0.39	0.28	0.41	0.30
Net realized and unrealized gain/(loss)	0.05	(1.66)	2.27	(1.58)	1.85
Total from operations	0.39	(1.27)	2.55	(1.17)	2.15
Dividends and distributions from:
Net investment income	(0.34)	(0.27)	(0.32)	(0.41)	(0.01)
Net realized gains	(0.54)	(0.55)	(0.37)	(0.39)	—
Total dividends and distributions	(0.88)	(0.82)	(0.69)	(0.80)	(0.01)
Net asset value, end of period	$9.45	$9.94	$12.03	$10.17	$12.14
Total return†	3.26%	(11.38)%	25.70%	(10.56)%	21.49%
Ratios and supplemental data
Net assets, end of period ($ Thousands)	$1,563	$1,514	$1,707	$1,358	$1,519
Ratio of expenses to average net assets (including waivers and reimbursements)	0.95%	0.95%	0.95%	0.95%	0.95	%‡
Ratio of expenses to average net assets (excluding waivers and reimbursements)	6.68%	6.32%	5.08%	7.42%	8.67	%‡
Ratio of net investment income to average net assets	3.18%	3.51%	2.36%	3.76%	3.15	%‡
Portfolio turnover rate	17%	26%	39%	44%	31	%§

*	Commenced operations December 17, 2018.
†

Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return may have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

‡	Annualized.
§	Portfolio turnover is for the period indicated and has not been annualized.
(1)	Per share calculations were performed using average shares for the period.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Gallery Trust

Mondrian Global Equity

Value Fund

Financial Highlights

Selected per share data & ratios

for a share outstanding throughout the year or period

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Period Ended October 31, 2020*
Net asset value, beginning of period	$10.56	$12.88	$10.22	$10.00
Income/(loss) from operations:(1)
Net investment income	0.18	0.16	0.16	0.05
Net realized and unrealized gain/(loss)	1.57	(2.29)	2.68	0.17
Total from operations	1.75	(2.13)	2.84	0.22
Dividends and distributions from:
Net investment income	(0.14)	(0.08)	(0.18)	—
Net realized gains	(0.15)	(0.11)	—	—
Total dividends and distributions	(0.29)	(0.19)	(0.18)	—
Net asset value, end of period	$12.02	$10.56	$12.88	$10.22
Total return†	16.71%	(16.75)%	28.09%	2.20%
Ratios and supplemental data
Net assets, end of period ($ Thousands)	$147,025	$122,313	$83,522	$2,604
Ratio of expenses to average net assets (including waivers and reimbursements)	0.74%	0.74%	0.74%	0.74	%‡
Ratio of expenses to average net assets (excluding waivers and reimbursements)	0.86%	0.89%	1.17%	9.16	%‡
Ratio of net investment income to average net assets	1.51%	1.36%	1.29%	1.42	%‡
Portfolio turnover rate	42%	46%	64%	10	%§

*	Commenced operations June 30, 2020.
†

Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return may have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

‡	Annualized.
§	Portfolio turnover is for the period indicated and has not been annualized.
(1)	Per share calculations were performed using average shares for the period.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Gallery Trust

October 31, 2023

Notes to Financial Statements

1. Organization

Gallery Trust (the “Trust”), is organized as a Delaware statutory trust under an Agreement and Declaration of Trust dated August 25, 2015. The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end investment management company with four funds. The financial statements herein are those of the Mondrian International Value Equity Fund (formerly, Mondrian International Equity Fund) (the “International Fund”), Mondrian Emerging Markets Value Equity Fund (formerly, the Mondrian Emerging Markets Equity Fund) (the “Emerging Markets Fund”), the Mondrian Global Listed Infrastructure Fund (the “Global Listed Infrastructure Fund”), and the Mondrian Global Equity Value Fund (the “Global Equity Value Fund”) (each a “Fund” and collectively the “Funds”). The International Fund, Emerging Markets Fund and Global Listed Infrastructure Fund are classified as diversified, and the Global Equity Value Fund are classified as “non-diversified” under the 1940 Act. The investment objective of the International Fund is to seek long-term total return by investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The investment objective of the Emerging Markets Fund is to seek long-term capital appreciation. The investment objective of the Global Listed Infrastructure Fund is to seek long-term total return by investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of infrastructure companies listed on a domestic or foreign exchange. The investment objective of the Global Equity Value Fund is to seek long-term total return. Mondrian Investment Partners Limited, a limited company organized under the laws of England and Wales in 1990, serves as the Funds’ investment adviser (“Mondrian” or the “Adviser”). The Adviser makes investment decisions for the Funds and reviews, supervises and administers the investment program of the Funds, subject to the supervision of, and policies established by, the Trustees of the Trust.

Effective October 31, 2018, the Emerging Markets Fund changed its fiscal year end from March 31 to October 31.

The Global Listed Infrastructure Fund commenced operations on December 17, 2018.

The Global Equity Value Fund commenced operations on June 30, 2020.

On June 23, 2022, the Trust's Board of Trustees approved the closing of Mondrian U.S. Small Cap Equity Fund to new investors and the subsequent liquidation of the Fund on July 11, 2022.

Gallery Trust

October 31, 2023

Notes to Financial Statements (continued)

On June 22, 2023, the Trust's Board of Trustees approved the closing of Mondrian International Government Fixed Income Fund to new investors and the subsequent liquidation of the Fund on July 31, 2023.

2. Significant accounting policies

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), requires management to make estimates and assumptions that affect the fair value of assets, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Valuation of investments — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ , the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of each Fund’s

Gallery Trust

October 31, 2023

Notes to Financial Statements (continued)

pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board of Trustees (the “Board”). The prices for foreign securities will be reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures (the "Fair Value Procedures") established by the Adviser and approved by the Trust's Board of Trustees (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the "valuation designee" to determine the fair value of securities and other instruments for which no readily available market quotations are available. The Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) of the Adviser.

Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Funds’ Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called.

The Funds use Intercontinental Exchange Data Pricing & Reference Data, LLC. (“ICE”) as a third party fair valuation vendor. ICE provides a fair value for foreign securities held by the Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations

Gallery Trust

October 31, 2023

Notes to Financial Statements (continued)

between the U.S. market and each non-U.S. security) applied by ICE in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Funds value the non-U.S. securities in their portfolios that exceed the applicable “confidence interval” based upon the fair values provided by ICE. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by ICE are not reliable, the Adviser contacts the Funds’ Administrator and requests that a meeting of the Committee be held.

If a local market in which the Funds own securities is closed for one or more days, the Funds shall value all securities held in the corresponding currency based on the fair value prices provided by ICE using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1 — Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

Level 2 — Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar instruments in active markets, and inputs other than quoted prices that are observable for the asset or liability.

Level 3 — Inputs are unobservable inputs for the asset or liability, and include situations where there is little, if any, market activity for the asset or liability.

Gallery Trust

October 31, 2023

Notes to Financial Statements (continued)

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Fair value measurement classifications are summarized in the Funds’ Schedule of Investments.

Federal income taxes — It is each Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2023, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2023, the Funds did not incur any interest or penalties.

Security transactions, dividend and investment income — Security transactions are accounted for on trade date basis for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recognized on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Purchase discounts and premiums on debt securities are accreted and amortized to maturity and included in interest income. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend, net of

Gallery Trust

October 31, 2023

Notes to Financial Statements (continued)

withholding taxes, if such information is obtained subsequent to the ex-dividend date.

Foreign currency translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations.

Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.

Forward Foreign Currency Contracts — The Funds may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. The Funds may also engage in currency transactions to enhance the Funds’ returns. All commitments are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Funds realize gains and losses at the time forward contracts are closed. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes. The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open forward foreign currency contracts as of October 31, 2023, if applicable.

To reduce counterparty risk with respect to Over-the-Counter (“OTC”) transactions, the Funds have entered into netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Funds to make (or to have an entitlement to receive) a single net payment in the event of default

Gallery Trust

October 31, 2023

Notes to Financial Statements (continued)

(close-out netting) for outstanding payables and receivables with respect to certain OTC positions in forward foreign currency contracts for each individual counterparty. In addition, the Funds may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Funds.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount of each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Funds, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance.

Dividends and distributions to shareholders — The International Fund, Emerging Markets Fund, Global Listed Infrastructure Fund, and Global Equity Value Fund distribute their net investment income at least annually. For each Fund, net realized capital gains, if any, are distributed at least annually. All distributions are recorded on ex-dividend date.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the funds based on the number of funds and/or relative daily net assets.

Investments in REITs — Dividend income from Real Estate Investment Trusts (“REIT”) is recorded based on the income included in distributions

Gallery Trust

October 31, 2023

Notes to Financial Statements (continued)

received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are determined by each REIT only after its fiscal year-end, and may differ from the estimated amounts.

3. Transactions with affiliates

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, who are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisors and service providers, as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4. Administration, Custodian and Transfer Agent Agreements

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides administrative services to the Funds. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the year ended October 31, 2023, the amounts paid for these services are represented in the table below:

Accounting and Administration Fees
International Value Equity Fund	$698,605
Emerging Markets Value Equity Fund	20,213
Global Listed Infrastructure Fund	1,676
Global Equity Value Fund	138,693

Expenses incurred under the agreements are shown on the Statement of Operations as “Accounting and administration fees”.

Gallery Trust

October 31, 2023

Notes to Financial Statements (continued)

Brown Brothers Harriman & Co., (the “Custodian”) serves as the Funds’ Custodian pursuant to a custody agreement. Apex Fund Services (the “Transfer Agent”) serves as the Funds’ Transfer Agent pursuant to a transfer agency agreement.

5. Investment Advisory Agreement

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Funds. The Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate for each fund. The table below shows the rate of each Fund’s investment advisory fee.

Advisory Fee
International Value Equity Fund	0.65%
Emerging Markets Value Equity Fund	0.75%
Global Listed Infrastructure Fund	0.85%
Global Equity Value Fund	0.65%

The Adviser has contractually agreed to reduce its fees and/or reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and non-routine (collectively “excluded expenses”)) from exceeding the below percentages of the average daily net assets of the Funds until February 28, 2025 (the “Expense Limitation”). Refer to waiver of investment advisory fees and the Reimbursement from Investment Advisor on the Statement of Operations for fees waived and expenses reimbursed for the year ended October 31, 2023.

Expense Limitation
International Value Equity Fund	0.74%
Emerging Markets Value Equity Fund	0.92%
Global Listed Infrastructure Fund	0.95%
Global Equity Value Fund	0.74%

This agreement may be terminated: (i) by the Board for any reason at any time, or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2025.

Prior to September 24, 2018, the Predecessor Adviser had contractually agreed through July 30, 2019, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses to 1.20% of

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the average daily net assets of the Emerging Markets Predecessor Fund.

Refer to waiver of investment advisory fees on the Statement of Operations for fees waived for the year ended October 31, 2023. The Adviser may recover all or a portion of its fee reductions or expense reimbursements, up to the expense cap in place at the time the expenses were waived, within a three-year period from the year in which it reduced its fee or reimbursed expenses if the Funds’ total annual fund operating expenses are below the Expense Limitation. This agreement may be terminated by the Board for any reason at any time, or by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2025. During the year ended October 31, 2023, there has been no recoupment of previously waived and reimbursed fees. As of October 31, 2023, the fees which were previously waived by the Adviser which may be subject to possible future reimbursement, are as follows:

	Expiring	Expiring	Expiring
	2024	2025	2026	Total
International Value Equity Fund	$713,618	$733,072	$538,914	$1,985,604
Emerging Markets Value Equity Fund	81,559	114,601	84,086	280,246
Global Listed Infrastructure Fund	60,112	97,938	99,251	257,301
Global Equity Value Fund	138,397	186,847	173,233	498,477

6. Investment transactions

The cost of purchases and proceeds from security sales other than long-term U.S. Government and short-term securities for the year ended October 31, 2023, are as follows:

	Purchases	Sales and Maturities	U.S. Government Purchases	U.S. Government Sales and Maturities
International Value Equity Fund	$183,758,295	$137,991,969	$—	$—
Emerging Markets Value Equity Fund	6,468,635	8,649,063	—	—
Global Listed Infrastructure Fund	351,913	286,735	—	—
Global Equity Value Fund	69,750,214	58,918,629	—	—

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Notes to Financial Statements (continued)

7. Federal tax information

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income/(loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to distributable earnings or paid-in capital, as appropriate, in the period that the differences arise.

The permanent differences primarily consist of foreign currency translations, reclassification of long term capital gain distribution on REITs, investments in PFICs, and distribution reclassification. There are no permanent differences that are credited or charged to Paid-in Capital and Distributable Earnings as of October 31, 2023.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for wash sale loss deferrals and investments in PFICs. Distributions during the years ended October 31, 2023 and October 31, 2022, unless otherwise noted, were as follows:

	Ordinary Income	Long-Term Capital Gain	Total
International Value Equity Fund
2023	14,886,290	3,832,310	18,718,600
2022	22,825,062	–	22,825,062
Emerging Markets Value Equity Fund
2023	532,861	–	532,861
2022	299,357	–	299,357
Global Listed Infrastructure Fund
2023	54,827	82,000	136,827
2022	61,287	57,367	118,654
Global Equity Value Fund
2023	2,833,146	416,796	3,249,942
2022	1,358,775	96,405	1,455,180

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Notes to Financial Statements (continued)

As of October 31, 2023, the components of Distributable Earnings on a tax basis were as follows:

	International Value Equity Fund	Emerging Markets Value Equity Fund
Undistributed Ordinary Income	$25,088,909	$610,464
Undistributed Long-Term Capital Gain	2,676,871	–
Capital Loss Carryforwards	–	(107,320,719)
Unrealized Depreciation	(66,810,990)	(2,522,971)
Other Temporary Differences	(6)	(4)
Total Accumulated Losses	$(39,045,216)	$(109,233,230)

	Global Listed Infrastructure Fund	Global Equity Value Fund
Undistributed Ordinary Income	$54,944	$2,725,593
Undistributed Long-Term Capital Gain	35,923	–
Capital Loss Carryforwards	–	(2,887,722)
Unrealized Depreciation	(229,083)	(4,899,302)
Other Temporary Differences	(2)	2
Total Accumulated Losses	$(138,218)	$(5,061,429)

*	Other Temporary Difference relates primarily to foreign currency straddles.

Capital losses that are carried forward will retain their character as either short-term or long-term capital losses. The Funds have capital losses carried forward as follows:

Total*
Emerging Markets Value Equity Fund	$107,320,719
Global Equity Value Fund	2,887,722

*	The utilization of this amount is subject to significant limitation under IRC section 382-384.

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to passive foreign investment companies, foreign capital gains tax, and wash sales. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Funds at October 31, 2023, were as follows:

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	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
International Value Equity Fund	$793,406,499	$44,222,507	$(111,033,497)	$(66,810,990)
Emerging Markets Value Equity Fund	21,405,373	1,438,275	(3,961,246)	(2,522,971)
Global Listed Infrastructure Fund	1,789,644	84,226	(313,309)	(229,083)
Global Equity Value Fund	151,389,247	11,443,603	(16,342,905)	(4,899,302)

8. Share transactions

The share transactions are shown below:

	Mondrian International Value Equity Fund
	Year ended October 31, 2023	Year ended October 31, 2022
Shares transactions:
Institutional Class shares
Issued	10,979,248	14,067,418
Reinvestment of dividends	1,227,939	1,267,192
Redeemed	(8,993,119)	(10,437,988)
Net increase in shares outstanding	3,214,068	4,896,622

	Mondrian Emerging Markets Value Equity Fund
	Year ended October 31, 2023	Year ended October 31, 2022
Shares transactions:
Institutional Class shares
Issued	441,938	913,090
Reinvestment of dividends	79,195	36,910
Redeemed	(862,893)	(780,254)
Net increase/(decrease) in shares outstanding	(341,760)	169,746

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Notes to Financial Statements (continued)

	Mondrian Global Listed Infrastructure Fund
	Year ended October 31, 2023	Year ended October 31, 2022
Shares transactions:
Institutional Class shares
Reinvestment of dividends	13,109	10,291
Net increase in shares outstanding	13,109	10,291

	Mondrian Global Equity Value Fund
	Year ended October 31, 2023	Year ended October 31, 2022
Shares transactions:
Institutional Class shares
Issued	3,298,760	7,716,287
Reinvestment of dividends	270,440	105,994
Redeemed	(2,926,035)	(2,722,996)
Net increase in shares outstanding	643,165	5,099,285

9. Risks associated with financial instruments

As with all mutual funds, a shareholder of a Fund is subject to the risk that his or her investment could lose money. The Funds are subject to the principal risks noted below, any of which may adversely affect the Funds’ net asset value and ability to meet its investment objective. A more complete description of risks associated with each Fund is included in the prospectus.

Active management risk

The Funds are subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Funds’ investments may prove to be incorrect. If the investments selected and strategies employed by the Funds fail to produce the intended results, the Funds could underperform in comparison to its benchmark index or other funds with similar objectives and investment strategies.

Equity risk

Since it purchases equity securities, the Funds are subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Funds’ equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The

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Notes to Financial Statements (continued)

prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Funds.

Convertible securities risk

The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

Large capitalization company risk

The large capitalization companies in which the Funds may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Preferred stocks risk

Preferred stocks are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.

Foreign company risk

Investing in foreign companies, including direct investments and investments through depositary receipts, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. Securities of foreign companies may not be registered with the SEC and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Funds may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While depositary receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in depositary

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Notes to Financial Statements (continued)

receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

Emerging markets securities risk

The Funds’ investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Foreign currency risk

As a result of the Funds’ investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Funds will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Funds would be adversely affected.

Depositary receipts risk

Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, the Funds will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of depositary receipts may differ from the prices of securities upon which they are based. Certain of the depositary receipts in which the Fund invests may be unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal

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Notes to Financial Statements (continued)

agreement with the company that issues the underlying securities.

Derivatives risk

The Funds’ use of forward contracts and participatory notes is subject to market risk, correlation risk, credit risk, valuation risk and liquidity risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index. Credit risk is the risk that the counterparty to a derivative contract will default or otherwise become unable to honor a financial obligation. Valuation risk is the risk that the derivative may be difficult to value. Liquidity risk is described below. The Funds’ use of forwards is also subject to leverage risk and hedging risk. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Hedging risk is the risk that derivatives instruments used for hedging purposes may also limit any potential gain that may result from the increase in value of the hedged asset. To the extent that the Funds engage in hedging strategies, there can be no assurance that such strategy will be effective or that there will be a hedge in place at any given time. Each of these risks could cause the Funds to lose more than the principal amount invested in a derivative instrument.

Liquidity risk

Certain securities may be difficult or impossible to sell at the time and the price that the Funds would like. The Funds may have to lower the price, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on Fund management or performance.

Portfolio turnover risk

Due to their investment strategies, the Funds may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Large purchase and redemption risk

Large purchases or redemptions of the Fund’s shares may force the Fund to purchase or sell securities at times when it would not otherwise do so, and may cause the Fund’s portfolio turnover rate and transaction costs to rise, which may negatively affect the Fund’s performance and have adverse tax consequences for

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Fund shareholders.

Investment Style Risk

The Mondrian Global Equity Value Fund pursues a “value style” of investing. Value investing focuses on companies with stocks that appear undervalued to the Adviser in light of factors such as the company’s earnings, book value, revenues or cash flow. The Adviser’s methodology for analyzing value may differ from other market approaches. If the Adviser’s assessment of market conditions, or a company’s value or its prospects for exceeding earnings expectations is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

Small- and Mid-Capitalization Company Risk

The small- and mid-capitalization companies in which a Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Rights and Warrants Risk

Investments in rights or warrants involve the risk of loss of the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the right’s or warrant’s expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the underlying security may exceed the market price of the underlying security in instances such as those where there is no movement in the price of the underlying security.

Private Placements Risk

Investment in privately placed securities may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements

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Notes to Financial Statements (continued)

that might be applicable if their securities were publicly traded.

Risks of Investing in Other Investment Companies

To the extent a Fund invests in other investment companies, such as open-end funds, closed-end funds and ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such other investment companies. As a shareholder of another investment company, the Fund relies on that investment company to achieve its investment objective. If the investment company fails to achieve its objective, the value of the Fund’s investment could decline, which could adversely affect the Fund’s performance. By investing in another investment company, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations.

Because ETFs and certain closed-end funds are listed on national stock exchanges and are traded like stocks listed on an exchange, their shares potentially may trade at a discount or premium. Investments in ETFs and certain closed-end funds are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, because the value of ETF and certain closed-end fund shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect Fund performance.

REITs Risk

REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this prospectus.

MLPs Risk

MLPs are limited partnerships in which the ownership units are publicly traded. MLPs often own several properties or businesses (or own interests) that are

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Notes to Financial Statements (continued)

related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP’s interests are all in a particular industry, such as the energy industry, the MLP will be negatively impacted by economic events adversely impacting that industry. Additional risks of investing in an MLP also include those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in an MLP than investors in a corporation; for example, investors in MLPs may have limited voting rights or be liable under certain circumstances for amounts greater than the amount of their investment. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors. A Fund’s investment in MLPs may result in the layering of expenses, such that shareholders will indirectly bear a proportionate share of the MLPs’ operating expenses, in addition to paying Fund expenses. MLP operating expenses are not reflected in the fee table and example in this prospectus.

Energy companies are affected by worldwide energy prices and costs related to energy production. These companies may have significant operations in areas at risk for natural disasters, social unrest and environmental damage. These companies may also be at risk for increased government regulation and intervention, energy conservation efforts, litigation and negative publicity and perception.

Geographic Focus Risk

To the extent that a Fund focuses its investments in a particular country or geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Stock Connect Investing Risk

Trading through Stock Connect is subject to a number of restrictions that may affect a Fund’s investments and returns, including a daily quota that limits the maximum net purchases under Stock Connect each day. In addition, investments made through Stock Connect are subject to relatively untested trading, clearance and settlement procedures. Moreover, A-Shares purchased through Stock Connect generally may only be sold or otherwise transferred

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through Stock Connect. The Fund’s investments in A-Shares purchased through Stock Connect are generally subject to Chinese securities regulations and listing rules. While overseas investors currently are exempt from paying capital gains or value added taxes on income and gains from investments in A-Shares purchased through Stock Connect, these tax rules could be changed, which could result in unexpected tax liabilities for the Fund. Stock Connect operates only on days when both the Chinese and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. Therefore, the Fund may be subject to the risk of price fluctuations of A-Shares when Stock Connect is not trading.

Non-diversification risk

The Global Equity Value Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than diversified funds. To the extent the Fund invests its assets in a smaller number of issuers, the Fund will be more susceptible to negative events affecting those issuers than diversified funds.

Market Risk

The prices of and the income generated by a Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

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10. Indemnifications

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

11. Borrowing from banks

The Funds have access to custodian overdraft facilities. A Fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed on the fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate. For the year ended October 31, 2023, none of the Funds incurred any interest expense.

12. Other

At October 31, 2023, the percentage of total shares outstanding held by a limited number of shareholders for each Fund, which were comprised of omnibus accounts that were held on behalf of various individual shareholders was as follows:

	No. of Shareholders	% Ownership
International Value Equity Fund	3	64%
Emerging Markets Value Equity Fund	2	85%
Global Listed Infrastructure Fund	1	100%
Global Equity Value Fund	2	83%

13. Subsequent events

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financials were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of October 31, 2023.

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October 31, 2023

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Gallery Trust and Shareholders of Mondrian International Value Equity Fund, Mondrian Emerging Markets Value Equity Fund, Mondrian Global Listed Infrastructure Fund and Mondrian Global Equity Value Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Mondrian International Value Equity Fund, Mondrian Emerging Markets Value Equity Fund, Mondrian Global Listed Infrastructure Fund and Mondrian Global Equity Value Fund (constituting Gallery Trust, hereafter collectively referred to as the "Funds") as of October 31, 2023, the related statements of operations for the year ended October 31, 2023, the statements of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2023 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

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Report of Independent Registered Public Accounting Firm

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 28, 2023

We have served as the auditor of one or more investment companies in Mondrian Investment Partners Limited since 2016.

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(Unaudited)

Disclosure of Fund Expenses

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from May 1, 2023 to October 31, 2023.

The table on the next page illustrates your Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

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Disclosure of Fund Expenses

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/1/23	Ending Account Value 10/31/23	Annualized Expense Ratios	Expenses Paid During Period*
Mondrian International Value Equity Fund
Actual Fund Return	$1,000.00	$944.40	0.74%	$3.63
Hypothetical 5% Return	$1,000.00	$1,021.48	0.74%	$3.77
Mondrian Emerging Markets Value Equity Fund
Actual Fund Return	$1,000.00	$965.70	0.92%	$4.56
Hypothetical 5% Return	$1,000.00	$1,020.57	0.92%	$4.69
Mondrian Global Listed Infrastructure Fund
Actual Fund Return	$1,000.00	$849.10	0.95%	$4.43
Hypothetical 5% Return	$1,000.00	$1,020.42	0.95%	$4.84
Mondrian Global Equity Value Fund
Actual Fund Return	$1,000.00	$993.40	0.74%	$3.72
Hypothetical 5% Return	$1,000.00	$1,021.48	0.74%	$3.77

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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Gallery Trust

October 31, 2023

(Unaudited)

Trustees and Officers of the Gallery Trust

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Mr. Doran is a Trustee who may be deemed to be “interested” persons of the

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupation in the Past Five Years
INTERESTED TRUSTEES MEMBER[3,4]
WILLIAM DORAN 1701 Market Street Philadelphia, PA 19103 (Born: 1940)	Chairman of the Board of Trustees (Since 2014)

Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978

INDEPENDENT TRUSTEES [4]
JON HUNT (Born: 1951)	Trustee and Lead Independent Trustee (Since 2014)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.
THOMAS P. LEMKE (Born: 1954)	Trustee (Since 2014)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.

1

Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she dies, resigns, or is removed in accordance with the Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of1934 (i.e., “public companies”) or other investment companies under the 1940 act.

3	Trustees oversee 4 Funds in the Trust.
4	Mr. Doran may be deemed to be an "interested" person of the Fund as that term is defined in the 1940 Act by virtue of his affiliation with the Distributor and/or its affiliates.

Gallery Trust

October 31, 2023

(Unaudited)

Trustees and Officers of the Gallery Trust

Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-888-832-4386.

The following chart lists Trustees and Officers as of October 31, 2023.

Other Directorships Held in the Past Five Years[2]

Current Directorships: Trustee of The Advisors' Inner Circle Fund III, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments – Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor.

Former Directorships: Trustee of Winton Series Trust to 2017. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Trustee of The Advisors' Inner Circle Fund III, City National Rochdale Funds, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Trustee of The Advisor's' Inner Circle Fund III, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, J.P. Morgan Funds (171 Portfolios) and Symmetry Panoramic Trust (16 Portfolios). Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of Winton Series Trust and AXA Premier VIP Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Gallery Trust

October 31, 2023

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Trustees and Officers of the Gallery Trust

Name and Year of Birth	Position with the Trust and Length of Time Served[1]	Principal Occupation During the Past Five Years
INDEPENDENT TRUSTEES (continued)[3]
NICHELLE MAYNARD-ELLIOTT (Born: 1968)	Trustee (Since 2021)	Independent Director since 2018. Executive Director, M&A at Praxair Inc. from 2011-2019.
JAY C. NADEL (Born: 1958)	Trustee (Since 2016)	Self-Employed Consultant since 2004. Executive Vice President, Bank of New York Broker Dealer from 2002 to 2004. Partner/Managing Director, Weiss & Greer/Robeco from 1986 to 2001.
RANDALL S. YANKER (Born: 1960)	Trustee (Since 2014)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.
OFFICERS
MICHAEL BEATTIE (Born: 1965)	President (Since 2014)	Director of Client Service, SEI Investments Company, since 2004.

1

Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she dies, resigns, or is removed in accordance with the Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of1934 (i.e., “public companies”) or other investment companies under the 1940 act.

3	Mr. Doran may be deemed to be an "interested" person of the Fund as that term is defined in the 1940 Act by virtue of his affiliation with the Distributor and/or its affiliates.

Gallery Trust

October 31, 2023

(Unaudited)

Trustees and Officers of the Gallery Trust

Other Directorships Held in the Past Five Years[2]

Current Directorships: Trustee of The Advisors' Inner Circle Fund III, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd. Director of Element Solutions Inc., Director of Xerox Holdings Corporation, and Director of Lucid Group, Inc.

Former Directorships: Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Chairman of the Board of Trustees of City National Rochdale Funds. Trustee of The Advisors' Inner Circle Fund III, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of Winton Series Trust to 2017. Director of Lapolla Industries, Inc. to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Trustee of The Advisors' Inner Circle Fund III, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Independent Non-Executive Director of HFA Holdings Limited. Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

None.

Gallery Trust

October 31, 2023

(Unaudited)

Trustees and Officers of the Gallery Trust

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation During the Past Five Years
OFFICERS (continued)
JAMES BERNSTEIN (Born: 1962)	Vice Chairman (Since 2014) Secretary (Since 2020)

Attorney, SEI Investments, since 2017.
Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistance General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

JOHN BOURGEOIS (Born: 1973)	Assistant Treasurer (Since 2017)	Fund Accounting Manager, SEI Investments, since 2000.
STEPHEN F. PANNER (Born: 1970)	Chief Compliance Officer (Since 2022)

Chief Compliance Officer of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds, SEI Structured Credit Fund LP, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Bishop Street Funds, Frost Family of Funds, Gallery Trust, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Tender Fund and Catholic Responsible Investments Funds since September 2022. Fund Compliance Officer of SEI Investments Company from February 2011 to September 2022. Fund Accounting Director and CFO and Controller for the SEI Funds from July 2005 to February 2011.

ERIC C. GRIFFITH (Born: 1969)	Vice President and Assistant Secretary (Since 2020)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.

Gallery Trust

October 31, 2023

(Unaudited)

Trustees and Officers of the Gallery Trust

Other Directorships Held in the Past Five Years

None.
None.
None.
None.

Gallery Trust

October 31, 2023

(Unaudited)

Trustees and Officers of the Gallery Trust

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation During the Past Five Years
OFFICERS (continued)
MATTHEW M. MAHER (Born: 1975)	Vice President and Assistant Secretary (Since 2018)

Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxon LLP. from 2006 to 2013.

ALEXANDER F. SMITH (Born: 1977)	Vice President and Assistant Secretary (Since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.
ROBERT MORROW (Born: 1968)	Vice President (Since 2017)	Account Manager, SEI Investments, since 2007.
DONALD DUNCAN (Born: 1964)	Anti-Money Laundering Compliance Officer and Privacy Coordinator (since 2023)

Chief Compliance Officer and Global Head of Anti-Money Laundering Strategy of SEI Investments Company since January 2023. Head of Global Anti-Money Laundering Program for Hamilton Lane Advisors, LLC from August 2021 until December 2022. Senior VP and Supervising Principal of Hamilton Lane Securities, LLC from June 2016 to August 2021. Senior Director at AXA-Equitable from June 2011 until May 2016. Senior Director at PRUCO Securities, a subsidiary of Prudential Financial, Inc. from October 2005 until December 2009.

Gallery Trust

October 31, 2023

(Unaudited)

Trustees and Officers of the Gallery Trust

Other Directorships Held in the Past Five Years

None.
None.
None.
None.

Gallery Trust

October 31, 2023

(Unaudited)

Notice to Shareholders

For shareholders that do not have an October 31, 2023 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2023 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2023, the Funds are designating the following items with regard to distributions paid during the year.

							Foreign Investors
Return of Capital	Ordinary Income Distributions	Long-Term Capital Gain Distributions	Total Distributions	Qualifying for Corporate Dividends Received Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)	Foreign Tax Credit (6)
Mondrian International Value Equity Fund
0.00%	80.98%	19.02%	100.00%	0.00%	12.96%	0.00%	0.00%	100.00%	7.11%
Mondrian Emerging Markets Value Equity Fund
0.00%	100.00%	0.00%	100.00%	0.36%	74.85%	0.00%	0.00%	0.00%	14.17%
Mondrian Global Listed Infrastructure Fund
0.00%	43.96%	56.04%	100.00%	0.00%	0.00%	0.00%	0.00%	100.00%	6.50%
Mondrian Global Equity Value Fund
0.00%	87.18%	12.82%	100.00%	0.00%	0.00%	0.00%	0.00%	100.00%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).
(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by law.
(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the Fund who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.
(4)	The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distributions. Interest related dividends are exempted from U.S. withholding tax when paid to foreign investors.
(5)	The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distributions that is exempted from U.S. withholding tax when paid to foreign investors.
(6)	The percentage in this column represents the amount of “Qualifying Foreign Taxes” as a percentage of ordinary distributions during the fiscal year ended October 31, 2023. The International Value Equity Fund, Emerging Markets Value Equity Fund, and Global Listed Infrastructure Fund intend to pass through a Foreign Tax Credit to shareholders for fiscal year ended 2023. The total amounts of foreign source income are $24,105,906, $694,611, and $55,989 respectively. The total amounts of foreign tax paid are $1,431,800, $87,970, and $9,505, respectively. Your allocation share of the foreign tax credit will be reported on form 1099-DIV.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2023. Complete information will be computed and

Gallery Trust

October 31, 2023

(Unaudited)

Notice to Shareholders (continued)

reported in conjunction with your 2023 Form 1099-DIV.

Fund Information

Registered office	P.O. Box 588 Portland, ME 04112
Adviser	Mondrian Investment Partners Limited 10 Gresham Street, 5th Floor London, England EC2V 7JD
Distributor	SEI Investments Distribution Co. One Freedom Valley Drive Oaks, PA 19456
Administrator	SEI Investments Global Funds Services One Freedom Valley Drive Oaks, PA 19456
Legal Counsel	Morgan, Lewis & Bockius LLP 2222 Market Street Philadelphia, PA 19103
Custodian	Brown Brothers Harriman & Co 40 Water Street Boston, Massachusetts 02109
Transfer Agent	Apex Fund Services Three Canal Plaza Portland, ME 04101
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP 2001 Market Street Philadelphia, PA 19103

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MON-AR-001-0800

(b)	Not applicable

Item 2.	Code of Ethics.

The Registrant (also referred to as the “Trust”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a) (2) The Registrant’s audit committee financial experts are Thomas P. Lemke and Jay Nadel, and each of Mr. Lemke and Mr. Nadel is “independent” as that term is defined in Form N-CSR Item 3 (a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust.

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2023			2022
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$103,760	None	None	$126,700	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	$17,583(2)	None	$125,000(3)	$16,881(2)	None	$135,000(3)
(d)	All Other Fees	None	None	$149,452(4)	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	Contains tax compliance services for Mondrian International Value Equity Fund.
(3)	Contains tax compliance services provided to service affiliates of the Funds.
(4)	Non-audit assurance engagements for service affiliates of the Funds.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any said proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at the Audit Committee’s next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor's independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2023	2022
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last fiscal-years-ended October 31st were $274,452 and $135,000 for 2023 and 2022, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees.  Included in the Audit Committee’s pre-approval of these non-audit services was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

(i) Not Applicable. The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

(j) Not Applicable. The Registrant is not a “foreign issuer,” as defined in 17 CFR § 240.3b-4.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant's disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 13.	Exhibits.

(a)(1) A copy of the Registrant's Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Gallery Trust

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President

Date: January 9, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President
Date: January 9, 2024

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger
Treasurer, Controller, and CFO
Date: January 9, 2024